ING SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

      ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation desires to, and does hereby, amend its charter (the "Charter") as currently in effect.

      SECOND: The following Series is hereby dissolved: ING Classic Principal Protection Fund III.

      THIRD: The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

            Sixth: Of the 16,000,000,000 Shares which the Corporation has authority to issue, 14,200,000,000 Shares have been and are hereby designated and classified into the following series (each a "Series") and classes of series (each a "Class"):

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                                            Name of Class        Number of
            Name of Series                    of Series      Shares Allocated
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ING Aeltus Money Market Fund                   Class A         1,000,000,000
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                                               Class B         1,000,000,000
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                                               Class C         1,000,000,000
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                                               Class I         1,000,000,000
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                                               Class O         1,000,000,000
--------------------------------------------------------------------------------
ING Balanced Fund                              Class A           100,000,000
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                                               Class B           100,000,000
--------------------------------------------------------------------------------
                                               Class C           100,000,000
--------------------------------------------------------------------------------
                                               Class I           100,000,000
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                                            Name of Class        Number of
            Name of Series                    of Series      Shares Allocated
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                                               Class O           100,000,000
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ING Classic Index Plus Fund                    Class A           100,000,000
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                                               Class B           100,000,000
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ING Classic Principal Protection Fund IV       Class A           100,000,000
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                                               Class B           100,000,000
--------------------------------------------------------------------------------
ING Equity Income Fund                         Class A           100,000,000
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                                               Class B           100,000,000
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                                               Class C           100,000,000
--------------------------------------------------------------------------------
                                               Class I           100,000,000
--------------------------------------------------------------------------------
                                               Class O           100,000,000
--------------------------------------------------------------------------------
ING Global Science and Technology Fund         Class A           100,000,000
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                                               Class B           100,000,000
--------------------------------------------------------------------------------
                                               Class C           100,000,000
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                                               Class I           100,000,000
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                                               Class O           100,000,000
--------------------------------------------------------------------------------
ING Government Fund                            Class A           100,000,000
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                                               Class B           100,000,000
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                                               Class C           100,000,000
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                                            Name of Class        Number of
            Name of Series                    of Series      Shares Allocated
--------------------------------------------------------------------------------
                                               Class I           100,000,000
--------------------------------------------------------------------------------
                                               Class O           100,000,000
--------------------------------------------------------------------------------
ING Growth Fund                                Class A           100,000,000
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                                               Class B           100,000,000
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                                               Class C           100,000,000
--------------------------------------------------------------------------------
                                               Class I           100,000,000
--------------------------------------------------------------------------------
                                               Class O           100,000,000
--------------------------------------------------------------------------------
ING Index Plus LargeCap Fund                   Class A           100,000,000
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                                               Class B           100,000,000
--------------------------------------------------------------------------------
                                               Class C           100,000,000
--------------------------------------------------------------------------------
                                               Class I           100,000,000
--------------------------------------------------------------------------------
                                               Class O           100,000,000
--------------------------------------------------------------------------------
                                               Class R           100,000,000
--------------------------------------------------------------------------------
ING Index Plus MidCap Fund                     Class A           100,000,000
--------------------------------------------------------------------------------
                                               Class B           100,000,000
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                                               Class C           100,000,000
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                                               Class I           100,000,000
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                                               Class O           100,000,000
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                                            Name of Class        Number of
            Name of Series                    of Series      Shares Allocated
--------------------------------------------------------------------------------
                                               Class R           100,000,000
--------------------------------------------------------------------------------
ING Index Plus SmallCap Fund                   Class A           100,000,000
--------------------------------------------------------------------------------
                                               Class B           100,000,000
--------------------------------------------------------------------------------
                                               Class C           100,000,000
--------------------------------------------------------------------------------
                                               Class I           100,000,000
--------------------------------------------------------------------------------
                                               Class O           100,000,000
--------------------------------------------------------------------------------
                                               Class R           100,000,000
--------------------------------------------------------------------------------
ING International Growth Fund                  Class A           200,000,000
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                                               Class B           200,000,000
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                                               Class C           200,000,000
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                                               Class I           200,000,000
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                                               Class O           200,000,000
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ING Small Company Fund                         Class A           100,000,000
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                                               Class B           100,000,000
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                                               Class C           100,000,000
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                                               Class I           100,000,000
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                                               Class O           100,000,000
--------------------------------------------------------------------------------
ING Strategic Allocation Balanced Fund         Class A           100,000,000
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                                               Class B           100,000,000
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                                            Name of Class        Number of
            Name of Series                    of Series      Shares Allocated
--------------------------------------------------------------------------------
                                               Class C           100,000,000
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                                               Class I           100,000,000
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                                               Class O           100,000,000
--------------------------------------------------------------------------------
ING Strategic Allocation Growth Fund           Class A           100,000,000
--------------------------------------------------------------------------------
                                               Class B           100,000,000
--------------------------------------------------------------------------------
                                               Class C           100,000,000
--------------------------------------------------------------------------------
                                               Class I           100,000,000
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                                               Class O           100,000,000
--------------------------------------------------------------------------------
ING Strategic Allocation Income Fund           Class A           100,000,000
--------------------------------------------------------------------------------
                                               Class B           100,000,000
--------------------------------------------------------------------------------
                                               Class C           100,000,000
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                                               Class I           100,000,000
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                                               Class O           100,000,000
--------------------------------------------------------------------------------
ING Value Opportunity Fund                     Class A           100,000,000
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                                               Class B           100,000,000
--------------------------------------------------------------------------------
                                               Class C           100,000,000
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                                               Class I           100,000,000
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                                               Class O           100,000,000
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

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                                            Name of Class        Number of
            Name of Series                    of Series      Shares Allocated
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Brokerage Cash Reserves                                        1,000,000,000
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      FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by ss. 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

      FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

      SIXTH: The undersigned Senior Vice President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states to the best of his knowledge, information, and belief that the matters and facts set forth in these Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

      IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on June 30, 2006.

WITNESS:                                  ING Series Fund, Inc.


/s/ Huey P. Falgout, Jr.                  /s/ Robert S. Naka
----------------------------              --------------------------------
Name: Huey P. Falgout, Jr.                Name: Robert S. Naka
Title: Assistant Secretary                Title: Senior Vice President


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